JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Separate Account A

Supplement Dated July 18, 2022

Elimination of Our Right to Deduct Accelerated Benefit Rider Charge on Certain Policies

This Supplement is intended for distribution with prospectuses dated April 25, 2022 or later for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.). The affected prospectuses bear the titles:

Accumulation Variable Universal Life 2019	Protection Variable Universal Life 2021

Majestic Accumulation Variable Universal Life 2019	Majestic Accumulation Variable Universal Life 2021

Accumulation Variable Universal Life 2021

1. The footnote associated with the Accelerated Benefit Rider under the Fee Table is revised to read as follows:

For riders issued on or after July 18, 2022, except riders issued in California, no transaction fee will be charged. For riders issued before July 18, 2022, and all riders issued in California, the transaction fee is not currently imposed, but we reserve the right to do so in the policy.

2. To further reflect the foregoing change, the phrase “, for some policies,” is inserted immediately before the reference to “the Accelerated Benefit Rider” that appears in the third sentence of the paragraph entitled “Supplementary benefit rider charges” under the prospectus heading “Charges—Deductions from policy value.”

3. The row titled “Accelerated Benefit Rider” in the “Material State Variations” table in the prospectus is replaced with the following:

Accelerated Benefit Rider	WA	For riders issued before July 18,
2022, condition of payment is
based in part on the life insured
person having a life expectancy
of two years or less.

You should read this Supplement together with the prospectus for your policy and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 07/2022

333-233647	333-233648	333-254210	333-254211	333-248502